EXHIBIT 24

UNION PACIFIC CORPORATION

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT I, Andrew H. Card, Jr., a Director of Union Pacific Corporation, a Utah corporation (the “Corporation”), do hereby appoint JAMES R. YOUNG, BARBARA W. SCHAEFER and THOMAS E. WHITAKER, and each of them acting individually, as my true and lawful attorney-in-fact and agent, each with power to act without the other, with full power of substitution, to execute, deliver and file, for and on my behalf, and in my name and in my capacity as a Director, a Registration Statement on Form S-3 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, and all other amendments (including post-effective amendments) to such Registration Statement (and any additional Registration Statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933, as amended (and all further amendments, including post-effective amendments, thereto)), with respect to the issuance of debentures, notes, and other debt obligations, preferred stock, common stock, common stock issuable upon exchange or conversion of debt obligations or preferred stock which, by their terms, are exchangeable for or convertible into common stock, warrants or rights to purchase debt obligations or preferred stock, and foreign exchange warrants of the Corporation, hereby granting to such attorneys and agents and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys and agents may deem necessary or advisable to carry out fully the intent of the foregoing as I might or could do personally or in my capacity as Director, hereby ratifying and confirming all acts and things which such attorney or attorneys and agents or their substitutes may do or cause to be done by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have executed this Power of Attorney as of February 4, 2010.

/S/ ANDREW H. CARD, JR.
ANDREW H. CARD, JR.

UNION PACIFIC CORPORATION

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT I, Erroll B. Davis, Jr., a Director of Union Pacific Corporation, a Utah corporation (the “Corporation”), do hereby appoint JAMES R. YOUNG, BARBARA W. SCHAEFER and THOMAS E. WHITAKER, and each of them acting individually, as my true and lawful attorney-in-fact and agent, each with power to act without the other, with full power of substitution, to execute, deliver and file, for and on my behalf, and in my name and in my capacity as a Director, a Registration Statement on Form S-3 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, and all other amendments (including post-effective amendments) to such Registration Statement (and any additional Registration Statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933, as amended (and all further amendments, including post-effective amendments, thereto)), with respect to the issuance of debentures, notes, and other debt obligations, preferred stock, common stock, common stock issuable upon exchange or conversion of debt obligations or preferred stock which, by their terms, are exchangeable for or convertible into common stock, warrants or rights to purchase debt obligations or preferred stock, and foreign exchange warrants of the Corporation, hereby granting to such attorneys and agents and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys and agents may deem necessary or advisable to carry out fully the intent of the foregoing as I might or could do personally or in my capacity as Director, hereby ratifying and confirming all acts and things which such attorney or attorneys and agents or their substitutes may do or cause to be done by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have executed this Power of Attorney as of February 4, 2010.

/S/ ERROLL B. DAVIS, JR.
ERROLL B. DAVIS, JR.

UNION PACIFIC CORPORATION

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT I, Thomas J. Donohue, a Director of Union Pacific Corporation, a Utah corporation (the “Corporation”), do hereby appoint JAMES R. YOUNG, BARBARA W. SCHAEFER and THOMAS E. WHITAKER, and each of them acting individually, as my true and lawful attorney-in-fact and agent, each with power to act without the other, with full power of substitution, to execute, deliver and file, for and on my behalf, and in my name and in my capacity as a Director, a Registration Statement on Form S-3 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, and all other amendments (including post-effective amendments) to such Registration Statement (and any additional Registration Statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933, as amended (and all further amendments, including post-effective amendments, thereto)), with respect to the issuance of debentures, notes, and other debt obligations, preferred stock, common stock, common stock issuable upon exchange or conversion of debt obligations or preferred stock which, by their terms, are exchangeable for or convertible into common stock, warrants or rights to purchase debt obligations or preferred stock, and foreign exchange warrants of the Corporation, hereby granting to such attorneys and agents and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys and agents may deem necessary or advisable to carry out fully the intent of the foregoing as I might or could do personally or in my capacity as Director, hereby ratifying and confirming all acts and things which such attorney or attorneys and agents or their substitutes may do or cause to be done by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have executed this Power of Attorney as of February 4, 2010.

/S/ THOMAS J. DONOHUE
THOMAS J. DONOHUE

UNION PACIFIC CORPORATION

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT I, Archie W. Dunham, a Director of Union Pacific Corporation, a Utah corporation (the “Corporation”), do hereby appoint JAMES R. YOUNG, BARBARA W. SCHAEFER and THOMAS E. WHITAKER, and each of them acting individually, as my true and lawful attorney-in-fact and agent, each with power to act without the other, with full power of substitution, to execute, deliver and file, for and on my behalf, and in my name and in my capacity as a Director, a Registration Statement on Form S-3 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, and all other amendments (including post-effective amendments) to such Registration Statement (and any additional Registration Statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933, as amended (and all further amendments, including post-effective amendments, thereto)), with respect to the issuance of debentures, notes, and other debt obligations, preferred stock, common stock, common stock issuable upon exchange or conversion of debt obligations or preferred stock which, by their terms, are exchangeable for or convertible into common stock, warrants or rights to purchase debt obligations or preferred stock, and foreign exchange warrants of the Corporation, hereby granting to such attorneys and agents and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys and agents may deem necessary or advisable to carry out fully the intent of the foregoing as I might or could do personally or in my capacity as Director, hereby ratifying and confirming all acts and things which such attorney or attorneys and agents or their substitutes may do or cause to be done by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have executed this Power of Attorney as of February 4, 2010.

/S/ ARCHIE W. DUNHAM
ARCHIE W. DUNHAM

UNION PACIFIC CORPORATION

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT I, Judith Richards Hope, a Director of Union Pacific Corporation, a Utah corporation (the “Corporation”), do hereby appoint JAMES R. YOUNG, BARBARA W. SCHAEFER and THOMAS E. WHITAKER, and each of them acting individually, as my true and lawful attorney-in-fact and agent, each with power to act without the other, with full power of substitution, to execute, deliver and file, for and on my behalf, and in my name and in my capacity as a Director, a Registration Statement on Form S-3 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, and all other amendments (including post-effective amendments) to such Registration Statement (and any additional Registration Statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933, as amended (and all further amendments, including post-effective amendments, thereto)), with respect to the issuance of debentures, notes, and other debt obligations, preferred stock, common stock, common stock issuable upon exchange or conversion of debt obligations or preferred stock which, by their terms, are exchangeable for or convertible into common stock, warrants or rights to purchase debt obligations or preferred stock, and foreign exchange warrants of the Corporation, hereby granting to such attorneys and agents and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys and agents may deem necessary or advisable to carry out fully the intent of the foregoing as I might or could do personally or in my capacity as Director, hereby ratifying and confirming all acts and things which such attorney or attorneys and agents or their substitutes may do or cause to be done by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have executed this Power of Attorney as of February 4, 2010.

/S/ JUDITH RICHARDS HOPE
JUDITH RICHARDS HOPE

UNION PACIFIC CORPORATION

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT I, Charles C. Krulak, a Director of Union Pacific Corporation, a Utah corporation (the “Corporation”), do hereby appoint JAMES R. YOUNG, BARBARA W. SCHAEFER and THOMAS E. WHITAKER, and each of them acting individually, as my true and lawful attorney-in-fact and agent, each with power to act without the other, with full power of substitution, to execute, deliver and file, for and on my behalf, and in my name and in my capacity as a Director, a Registration Statement on Form S-3 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, and all other amendments (including post-effective amendments) to such Registration Statement (and any additional Registration Statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933, as amended (and all further amendments, including post-effective amendments, thereto)), with respect to the issuance of debentures, notes, and other debt obligations, preferred stock, common stock, common stock issuable upon exchange or conversion of debt obligations or preferred stock which, by their terms, are exchangeable for or convertible into common stock, warrants or rights to purchase debt obligations or preferred stock, and foreign exchange warrants of the Corporation, hereby granting to such attorneys and agents and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys and agents may deem necessary or advisable to carry out fully the intent of the foregoing as I might or could do personally or in my capacity as Director, hereby ratifying and confirming all acts and things which such attorney or attorneys and agents or their substitutes may do or cause to be done by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have executed this Power of Attorney as of February 4, 2010.

/S/ CHARLES C. KRULAK
CHARLES C. KRULAK

UNION PACIFIC CORPORATION

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT I, Michael R. McCarthy, a Director of Union Pacific Corporation, a Utah corporation (the “Corporation”), do hereby appoint JAMES R. YOUNG, BARBARA W. SCHAEFER and THOMAS E. WHITAKER, and each of them acting individually, as my true and lawful attorney-in-fact and agent, each with power to act without the other, with full power of substitution, to execute, deliver and file, for and on my behalf, and in my name and in my capacity as a Director, a Registration Statement on Form S-3 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, and all other amendments (including post-effective amendments) to such Registration Statement (and any additional Registration Statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933, as amended (and all further amendments, including post-effective amendments, thereto)), with respect to the issuance of debentures, notes, and other debt obligations, preferred stock, common stock, common stock issuable upon exchange or conversion of debt obligations or preferred stock which, by their terms, are exchangeable for or convertible into common stock, warrants or rights to purchase debt obligations or preferred stock, and foreign exchange warrants of the Corporation, hereby granting to such attorneys and agents and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys and agents may deem necessary or advisable to carry out fully the intent of the foregoing as I might or could do personally or in my capacity as Director, hereby ratifying and confirming all acts and things which such attorney or attorneys and agents or their substitutes may do or cause to be done by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have executed this Power of Attorney as of February 4, 2010.

/S/ MICHAEL R. MCCARTHY
MICHAEL R. MCCARTHY

UNION PACIFIC CORPORATION

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT I, Michael W. McConnell, a Director of Union Pacific Corporation, a Utah corporation (the “Corporation”), do hereby appoint JAMES R. YOUNG, BARBARA W. SCHAEFER and THOMAS E. WHITAKER, and each of them acting individually, as my true and lawful attorney-in-fact and agent, each with power to act without the other, with full power of substitution, to execute, deliver and file, for and on my behalf, and in my name and in my capacity as a Director, a Registration Statement on Form S-3 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, and all other amendments (including post-effective amendments) to such Registration Statement (and any additional Registration Statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933, as amended (and all further amendments, including post-effective amendments, thereto)), with respect to the issuance of debentures, notes, and other debt obligations, preferred stock, common stock, common stock issuable upon exchange or conversion of debt obligations or preferred stock which, by their terms, are exchangeable for or convertible into common stock, warrants or rights to purchase debt obligations or preferred stock, and foreign exchange warrants of the Corporation, hereby granting to such attorneys and agents and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys and agents may deem necessary or advisable to carry out fully the intent of the foregoing as I might or could do personally or in my capacity as Director, hereby ratifying and confirming all acts and things which such attorney or attorneys and agents or their substitutes may do or cause to be done by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have executed this Power of Attorney as of February 4, 2010.

/S/ MICHAEL W. MCCONNELL
MICHAEL W. MCCONNELL

UNION PACIFIC CORPORATION

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT I, Thomas F. McLarty III, a Director of Union Pacific Corporation, a Utah corporation (the “Corporation”), do hereby appoint JAMES R. YOUNG, BARBARA W. SCHAEFER and THOMAS E. WHITAKER, and each of them acting individually, as my true and lawful attorney-in-fact and agent, each with power to act without the other, with full power of substitution, to execute, deliver and file, for and on my behalf, and in my name and in my capacity as a Director, a Registration Statement on Form S-3 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, and all other amendments (including post-effective amendments) to such Registration Statement (and any additional Registration Statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933, as amended (and all further amendments, including post-effective amendments, thereto)), with respect to the issuance of debentures, notes, and other debt obligations, preferred stock, common stock, common stock issuable upon exchange or conversion of debt obligations or preferred stock which, by their terms, are exchangeable for or convertible into common stock, warrants or rights to purchase debt obligations or preferred stock, and foreign exchange warrants of the Corporation, hereby granting to such attorneys and agents and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys and agents may deem necessary or advisable to carry out fully the intent of the foregoing as I might or could do personally or in my capacity as Director, hereby ratifying and confirming all acts and things which such attorney or attorneys and agents or their substitutes may do or cause to be done by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have executed this Power of Attorney as of February 4, 2010.

/S/ THOMAS F. MCLARTY III
THOMAS F. MCLARTY III

UNION PACIFIC CORPORATION

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT I, Steven R. Rogel, a Director of Union Pacific Corporation, a Utah corporation (the “Corporation”), do hereby appoint JAMES R. YOUNG, BARBARA W. SCHAEFER and THOMAS E. WHITAKER, and each of them acting individually, as my true and lawful attorney-in-fact and agent, each with power to act without the other, with full power of substitution, to execute, deliver and file, for and on my behalf, and in my name and in my capacity as a Director, a Registration Statement on Form S-3 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, and all other amendments (including post-effective amendments) to such Registration Statement (and any additional Registration Statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933, as amended (and all further amendments, including post-effective amendments, thereto)), with respect to the issuance of debentures, notes, and other debt obligations, preferred stock, common stock, common stock issuable upon exchange or conversion of debt obligations or preferred stock which, by their terms, are exchangeable for or convertible into common stock, warrants or rights to purchase debt obligations or preferred stock, and foreign exchange warrants of the Corporation, hereby granting to such attorneys and agents and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys and agents may deem necessary or advisable to carry out fully the intent of the foregoing as I might or could do personally or in my capacity as Director, hereby ratifying and confirming all acts and things which such attorney or attorneys and agents or their substitutes may do or cause to be done by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have executed this Power of Attorney as of February 4, 2010.

/S/ STEVEN R. ROGEL
STEVEN R. ROGEL

UNION PACIFIC CORPORATION

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT I, Jose H. Villarreal, a Director of Union Pacific Corporation, a Utah corporation (the “Corporation”), do hereby appoint JAMES R. YOUNG, BARBARA W. SCHAEFER and THOMAS E. WHITAKER, and each of them acting individually, as my true and lawful attorney-in-fact and agent, each with power to act without the other, with full power of substitution, to execute, deliver and file, for and on my behalf, and in my name and in my capacity as a Director, a Registration Statement on Form S-3 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, and all other amendments (including post-effective amendments) to such Registration Statement (and any additional Registration Statement related thereto permitted by Rule 462(b) promulgated under the Securities Act of 1933, as amended (and all further amendments, including post-effective amendments, thereto)), with respect to the issuance of debentures, notes, and other debt obligations, preferred stock, common stock, common stock issuable upon exchange or conversion of debt obligations or preferred stock which, by their terms, are exchangeable for or convertible into common stock, warrants or rights to purchase debt obligations or preferred stock, and foreign exchange warrants of the Corporation, hereby granting to such attorneys and agents and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys and agents may deem necessary or advisable to carry out fully the intent of the foregoing as I might or could do personally or in my capacity as Director, hereby ratifying and confirming all acts and things which such attorney or attorneys and agents or their substitutes may do or cause to be done by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have executed this Power of Attorney as of February 4, 2010.

/S/ JOSE H. VILLARREAL
JOSE H. VILLARREAL